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                [LETTERHEAD OF PRICE WATERHOUSE APPEARS HERE]

                                   EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-11443) of SIS Bancorp, Inc. of our report dated January 23, 1997 appearing on page 67 of this Form 10-K.

/s/ Price Waterhouse LLP

Boston, Massachusetts
March 10, 1997